     As filed with the Securities and Exchange Commission on April 8, 1997.


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     April 3, 1997
                                                --------------------------------

                              VORNADO REALTY TRUST
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       1-11954                                            22-1657560
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


Park 80 West, Plaza II, Saddle Brook, New Jersey                        07663
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 587-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                Page 1 of 6 Pages
                             Exhibit Index on Page 5

Items 1-4.        Not Applicable.


Item 5.           Other Events.

                  On April 3, 1997, Vornado Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), entered into an Underwriting Agreement with Goldman, Sachs & Co. and a related Pricing Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters"), relating to the issuance and sale by the Company of an aggregate of 5 million $3.25 Series A Convertible Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share (the "Series A Preferred Shares"), of the Company (the "Firm Offered Securities"), plus an additional 750,000 Series A Preferred Shares, the issuance and sale of which is subject to the exercise of an over-allotment option (the "Additional Offered Securities" and, together with the Firm Offered Securities, the "Offered Securities"). On April 7, 1997, the Representatives of the several Underwriters exercised the over-allotment option to purchase the 750,000 Additional Offered Securities. The Offered Securities were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statements on Form S-3 (File No. 33-52441 and File No. 33-62395).


Item 6.           Not Applicable.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.


   (a) - (b)      Not applicable.


         (c)      Exhibits Required by Item 601 of Regulation S-K.


     Exhibit No.                      Exhibit
     -----------                      -------

         1.1 Underwriting Agreement, dated April 3, 1997, between the Company and Goldman, Sachs & Co.

         1.2 Pricing Agreement, dated April 3, 1997, between the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC.

         3.1 Articles of Amendment of the Amended and Restated Declaration of Trust of the Company filed with the State Department of Assessments and Taxation of the State of Maryland on April
                  3, 1997.

         4.1 Articles Supplementary Classifying the Company's Series A Preferred Shares filed with the State Department of Assessments and Taxation of the State of Maryland on April 8, 1997.


                                Page 2 of 6 Pages

         4.2 Specimen Share Certificate representing the Company's Series A Preferred Shares.

         8.1 Tax Opinion of Sullivan & Cromwell, dated April 7, 1997 (Exhibit A referenced in Sullivan & Cromwell's tax opinion is filed herewith as Exhibit 8.2).

         8.2      Tax Opinion of Shearman & Sterling, dated April 7, 1997.

         23.1     Consent of Sullivan & Cromwell (included in Exhibit 8.1).

         23.2     Consent of Shearman & Sterling (included in Exhibit 8.2).

         23.3 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for Two Penn Plaza Associates, L.P.

         23.4 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for B&B Park Avenue L.P.

         23.5 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for M Eleven Associates, M 393 Associates and Eleven Penn Plaza Company.

         23.6 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for 1740 Broadway Associates, L.P.

         23.7 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for 866 U.N. Plaza Associates LLC.

         23.8 Consent, dated April 3, 1997, of KPMG Peat Marwick LLP, independent accountants for Two Park Company.




Item 8.           Not Applicable.


                                Page 3 of 6 Pages

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VORNADO REALTY TRUST



Dated:  April 7, 1997                     By:   /s/ Joseph Macnow
                                                  ----------------------------
                                                  Joseph Macnow
                                                  Vice President --
                                                    Chief Financial Officer


                                Page 4 of 6 Pages

                                INDEX TO EXHIBITS


     Exhibit No.                         Exhibit
     -----------                         -------

         1.1 Underwriting Agreement, dated April 3, 1997, between the Company and Goldman, Sachs & Co.

         1.2 Pricing Agreement, dated April 3, 1997, between the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC.

         3.1 Articles of Amendment of the Amended and Restated Declaration of Trust of the Company filed with the State Department of Assessments and Taxation of the State of Maryland on April
                  3, 1997.

         4.1 Articles Supplementary Classifying the Company's Series A Preferred Shares filed with the State Department of Assessments and Taxation of the State of Maryland on April 8,1997.

         4.2 Specimen Share Certificate representing the Company's Series A Preferred Shares.

         8.1 Tax Opinion of Sullivan & Cromwell, dated April 7, 1997 (Exhibit A referenced in Sullivan & Cromwell's tax opinion is filed herewith as Exhibit 8.2).

         8.2      Tax Opinion of Shearman & Sterling, dated April 7, 1997.

         23.1     Consent of Sullivan & Cromwell (included in Exhibit 8.1).

         23.2     Consent of Shearman & Sterling (included in Exhibit 8.2).

         23.3 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for Two Penn Plaza Associates, L.P.

         23.4 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for B&B Park Avenue L.P.

         23.5 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for M Eleven Associates, M 393 Associates and Eleven Penn Plaza Company.


                                Page 5 of 6 Pages

         23.6 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for 1740 Broadway Associates, L.P.

         23.7 Consent, dated April 3, 1997, of Friedman, Alpren & Green, LLP, independent accountants for 866 U.N. Plaza Associates LLC.

         23.8 Consent, dated April 3, 1997, of KPMG Peat Marwick LLP, independent accountants for Two Park Company.


                                Page 6 of 6 Pages